                                                                   EXHIBIT 10.6

                                ESCROW AGREEMENT

     THIS AGREEMENT is made as of the      day of May, 1998 by and among
DYNATEC INTERNATIONAL, INC., with its principal office at 3820 West Great Lakes Drive, Salt Lake City, Utah 84120 (hereinafter the "Company"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, the "Purchasers" specified on Schedule A attached hereto, with their respective principal offices at the addresses set forth in Schedule A (hereinafter together with the Placement Agent referred to as the "Investors"), and GOLDSTEIN, GOLDSTEIN & REIS, LLP, 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, the Purchasers will be purchasing $1,500,000 Convertible Debentures, a $500,000 Convertible Debentures, and Warrants from the Company at a purchase price as set forth in the $500,000 Convertible Debentures, the $1,500,000 Convertible Debentures, and the Convertible Debenture and Private
Equity Line of Credit Agreement (the "Equity Line Agreement") dated May   ,
1998, which will be issued as per the terms contained herein and in the Equity Line Agreement executed by the Company and Investors; all capitalized terms not defined herein shall have the definition as set forth in the Agreement; and

     WHEREAS, the Company shall issue to the Placement Agent pursuant to the terms of the Equity Line Agreement, from time to time as provided herein, a Warrant A to purchase 450,000 shares of Common Stock, and 80,000 shares of Common Stock; and

     WHEREAS, the parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Convertible Debentures, and Put Shares (collectively referred to as the "Securities"); and

     WHEREAS, the Company shall have a Put for the remainder of the Commitment Amount for up to $10,000,000 after the Purchase Price for the Convertible Debentures has been paid to the Company, in accordance with the terms and conditions in the Agreement; and

     WHEREAS, it is intended that the purchase of the Securities be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

     WHEREAS, the Company has requested that the Escrow Agent hold the Purchase Price for the Convertible Debentures, and the remainder of the Commitment Amount in escrow until the Escrow Agent has received the Convertible Debentures, and the Put Shares, as applicable. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's discretion immediately available funds to the Company's account and arrange for delivery of the Convertible Debentures and Put Shares to Investors as per the terms and conditions in the Agreement.




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

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                  ARTICLE 1

                        TERMS OF THE ESCROW FOR THE
               PURCHASE OF $1,500,000 CONVERTIBLE DEBENTURES

     1.1 Upon Escrow Agent's receipt of the Purchase Price from the Purchasers for the $1,500,000 Convertible Debentures, and Warrants to be purchased pursuant to the terms set forth in the Equity Line Agreement, into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

     1.2 The Company, upon receipt of said notice and acceptance of the Equity Line Agreement by both parties, as evidenced by the Company's and the Investor's execution thereof, shall deliver to the Escrow Agent the $1,500,000 Convertible Debentures and Warrants being purchased by the Purchasers, and those shares of Common Stock and Warrants being issued to the Placement Agent. Escrow Agent shall then communicate with the Company to confirm the validity of their issuance.

     1.3 Once Escrow Agent confirms the validity of the issuance of the Convertible Debentures and Warrants, he shall immediately wire that amount of funds necessary to purchase an aggregate of $1,500,000 Convertible Debentures and Warrants per the written instructions of the Company. The Company will furnish Escrow Agent with a "Net Letter" directing payment of (i) Placement Agent fees as per the terms of the Equity Line Agreement to the Placement Agent; and (ii) legal, administrative, and escrow costs as per the terms of the Equity Line Agreement to Goldstein, Goldstein & Reis, LLP. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Convertible Debentures, Common Stock, and Warrants delivered as per instructions from the Investors.

                                   ARTICLE 2

                     TERMS OF THE ESCROW FOR THE PURCHASE
            OF $500,000 CONVERTIBLE DEBENTURES WITHIN FIVE TRADING
                         DAYS AFTER THE EFFECTIVE DATE

     2.1 Upon Escrow Agent's receipt from the Purchasers of the Purchase Price for the $500,000 Convertible Debentures to be purchased within five Trading Days after the Effective Date, into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

     2.2 The Company, upon receipt of said notice and verification from the Company that all of the conditions as stated in the Equity Line Agreement have been satisfied, shall deliver to the Escrow Agent the $500,000 Convertible Debentures being purchased within five Trading Days after the Effective Date. Escrow Agent shall then communicate with the Company to confirm the validity of their issuance.

     2.3 Once Escrow Agent confirms the validity of the issuance of the $500,000 Convertible Debentures, he shall immediately wire that amount of funds necessary to purchase the $500,000 Convertible Debentures per the written instructions of the Company. The Company will furnish Escrow Agent with a "Net Letter" directing payment of (i) Placement Agent fees as per the terms of the Equity Line Agreement to the Placement Agent; and (ii) legal, administrative, and escrow costs as per the terms of the Equity Line Agreement to Goldstein, Goldstein & Reis, LLP. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Convertible Debentures delivered as per instructions from the Purchasers.

                                   ARTICLE 3

                    TERMS OF THE ESCROW FOR THE PUT SHARES

     3.1 Upon Escrow Agent's receipt of confirmation in writing that the Company has properly served a Put Notice in accordance with the Agreement, and once it has received the Purchase Price from the Purchasers for the Put Shares into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

     3.2 The Company, upon receipt of said notice and acceptance by the Purchasers, as evidenced by written notice by the Purchasers, shall deliver to the Escrow Agent the Put Shares being purchased. Escrow Agent shall then communicate with the Company to confirm the validity of its issuance.

     3.3 Once Escrow Agent confirms the validity of the issuance of the Put Shares, he shall immediately wire that amount of funds necessary to purchase the Put Shares per the written instructions of the Company. The Company will furnish Escrow Agent with a "Net Letter" directing payment of (i) Placement Agent fees as per the terms of the Agreement to the Placement Agent; and (ii) legal, administrative, and escrow costs as per the terms of the Agreement to Goldstein, Goldstein & Reis, LLP. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Put Shares delivered as per instructions from the Purchasers.

                                   ARTICLE 4

                 TERMS OF THE ESCROW FOR THE 60,000 SHARES OF
                  COMMON STOCK ISSUABLE TO THE PLACEMENT AGENT

     4.1 The Company and the Placement Agent hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold 60,000 shares of Common Stock ("Escrowed

Shares") issued by the Company pursuant to the Equity Line Agreement. The Escrowed Shares will be issued in the name of Placement Agent. In addition, the Escrow Agent shall hold blank Stock Powers, duly executed, by the Placement Agent.

     4.2 These shares of Common Stock shall be issued to the Placement Agent as follows, 6,000 shares of Common Stock per the Closing of every $1,000,000 of aggregate Put Investment Amount, upon the written certification from the Company to the Escrow Agent on or before each Closing for Put Shares of the completion of each of the following: (i) the conditions set forth in Article 3 above have been satisfied; (ii) that such issuance of Common Stock to the Placement Agent does not trigger the requirement of shareholder approval under the Nasdaq governance provisions applicable to the Company; and (iii) the Company's independent auditors agree and give written confirmation of same that the expenses reflected by the grants of Common Stock in this Section can be reflected in the financial statements of the Company only incrementally on a pro rata basis as the Puts are made. The Company shall notify the Escrow Agent and the Transfer Agent in writing of the aforementioned issuance and the number of shares of Common Stock to be issued to the Placement Agent per each Closing for Put Shares referenced above, and the number of shares, if any, to be returned to the Company or returned into escrow. Upon receipt of such notice, the Escrow Agent shall send, by overnight mail, the original certificates to the Company's transfer agent (the "Transfer Agent"), along with the Stock Power, executed by the Placement Agent and transfer instructions directing the Transfer Agent to deliver these shares of Common Stock to the Placement Agent.

     4.3 The Company shall notify the Transfer Agent and the Escrow Agent, in writing, of the number of Escrowed Shares to be issued to the Placement Agent and the number of Escrowed Shares to be returned to the Company or into escrow, and Escrow Agent shall deliver the executed Stock Power to the Transfer Agent.

                                   ARTICLE 5

                                MISCELLANEOUS

     5.1 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should the Company or Investors attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Investor in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, its only duty, until receipt of notice from the Company and the Investors or their agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the funds. Upon receipt by the Escrow Agent of said notice from the Company and the Investors of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the funds, the Escrow Agent shall promptly thereafter transfer all of the funds held in escrow to said successor escrow agent. Immediately after said transfer, the Escrow Agent shall furnish the Company and the Investor with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Investors after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investors to transfer the funds to a successor escrow agent or to return same to the respective parties.

     5.2 The Escrow Agent shall be reimbursed by the Company and the Investors for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

     5.3 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

     5.4 The Company and the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

          (i) there is no security interest in the Securities or any part thereof;

          (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

          (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

     5.5 The Escrow Agent in its capacity as such has no liability hereunder to either party other than to hold the funds and the Securities and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent in its capacity as such from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

     5.6 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     5.7 All notices, demands, requests, consents, APPROVALS, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to Dynatec International, Inc.:

                   Dynatec International, Inc.
                   3820 West Great Lakes Drive

                   Salt Lake City, Utah 84120
                   Attn: Donald M. Wood
                   Facsimile: (801) 972-2112
                   Telephone: (800) 722-7425

     If to the Placement Agent:

                   Settondown Capital International Ltd.
                   Charlotte House, Charlotte Street
                   P.O. Box N. 9204
                   Nassau, Bahamas
                   Attn: Anthony L. M. Inder Riden
                   Telephone: (242) 325-1033
                   Facsimile: (242) 323-7918


     If to the Purchasers, at the address listed on Schedule A.

     If to Goldstein, Goldstein & Reis, LLP:

                   Goldstein, Goldstein & Reis, LLP
                   65 Broadway, 10th Fl.
                   New York, NY  10006
                   Attn:  Sheldon E. Goldstein, Esq.
                   Telephone: (212) 809-4220
                   Facsimile (212) 809-4228

     Either party hereto may from time to time change its address or facsimile number for notices under this Section by giving prior written notice of such changed address or facsimile number to the other party hereto.

     5.8 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

     5.9 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     5.10 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

     5.11 The Company acknowledges and confirms that it is not being represented in a legal capacity by Goldstein, Goldstein & Reis, LLP and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

     5.12 This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.


                  [Remainder of Page Intentionally Left Blank]
                           [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this Escrow
Agreement as of the     day of  May, 1998.

DYNATEC INTERNATIONAL, INC.            SETTONDOWN CAPITAL INTER-
                                       NATIONAL LTD.


By______________________               By_____________________________
     Its: CEO                               Its:

                                       ELLIS ENTERPRISES


                                       By_____________________________
                                            Its:

                                       TLG REALTY


                                       By_____________________________
                                            Its:

                                       BALMLORE FUNDS S.A.


                                       By_____________________________
                                            Its:

                                       AUSTOST ANSTALT SCHAAN


                                       By_____________________________
                                            Its:

GOLDSTEIN, GOLDSTEIN & REIS, LLP       HEWLETTE FUND
Escrow Agent

By____________________________         By____________________________
     Its:









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